                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Norman R. Augustine                                 July 20, 2000
     -------------------------
     Norman R. Augustine
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


      /s/ Marcus C. Bennett                                July 20, 2000
     -----------------------------
     Marcus C. Bennett
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


   The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Vance D. Coffman                                   July 20, 2000
     ------------------------
     Vance D. Coffman
     Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     /s/ Lynne V. Cheney                                   July 20, 2000
     -------------------------
     Lynne V. Cheney
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ James F. Gibbons                                   July 20, 2000
     ---------------------------
     James F. Gibbons
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Edward E. Hood, Jr.                               July 20, 2000
     ------------------------------
     Edward E. Hood, Jr.
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Caleb B. Hurtt                                            July 20, 2000
     --------------------------
     Caleb B. Hurtt
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Gwendolyn S. King                                  July 20, 2000
     ---------------------------
     Gwendolyn S. King
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Eugene F. Murphy                                   July 20, 2000
     -------------------------
     Eugene F. Murphy
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ James R. Ukropina                                 July 20, 2000
     ----------------------------
     James R. Ukropina
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Douglas C. Yearley                                       July 20, 2000
     ------------------------------
     Douglas C. Yearley
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Robert J. Stevens                                        July 20, 2000
     ------------------------
     Robert J. Stevens
     Executive Vice President and
     Chief Financial Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Christopher E. Kubasik                                   July 20, 2000
     -----------------------------
     Christopher E. Kubasik
     Vice President and Controller

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Corporation Savings and Profit-Sharing Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Louis R. Hughes                                           July 20, 2000
     -----------------------
     Louis R. Hughes
     President and Chief Operating Officer